DIAMOND HILL FUNDS

Diamond Hill Financial Long-Short Fund
(All Share Classes)

Supplement dated March 25, 2019
to the Prospectus, Summary Prospectus and Statement of Additional Information
dated February 28, 2019

A Special meeting of Shareholders of Diamond Hill Financial Long-Short Fund has been called on May 30, 2019, at 10:00 a.m. Eastern Time, to approve an Agreement and Plan of Reorganization (“the Plan”), which provides for the transfer of all or substantially all of the assets of Diamond Hill Financial Long-Short Fund to Diamond Research Opportunities Fund in exchange for shares of beneficial interest of Diamond Hill Research Opportunities Fund and the assumption of all of the liabilities of Diamond Hill Financial Long-Short Fund.

Only shareholders of record as of the close of business on March 22, 2019 are entitled to notice of, and to vote at, the Special Meeting. The Proxy Statement/Prospectus, Notice of Special Meeting, and the proxy card are first being mailed to shareholders on or about April 8, 2019. If shareholders approve the Plan, the Reorganization is expected to occur on or about June 7, 2019.

If the Plan is not approved by shareholders, the Adviser intends to recommend that the Board of Trustees vote to liquidate the Diamond Hill Financial Long-Short Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE